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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 23, 2005

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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

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      CAYMAN ISLANDS                   1-10809             98-0191089
(State or other jurisdiction         (Commission        (I.R.S. Employer
      of incorporation)              File Number)      Identification No.)



             XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM 11
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 292 8515

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      OTHER EVENTS.

     On November 23, 2005, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.

     On November 25, 2005, XL Capital Ltd issued the press release attached as
Exhibit 99.2 and incorporated by reference herein.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.  The following exhibits are filed herewith:


     Exhibit No.   Description
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        99.1       Press Release ("XL CAPITAL LTD ANNOUNCES RECEIPT OF DRAFT
                   REPORT OF THE INDEPENDENT ACTUARY REGARDING WINTERTHUR
                   INTERNATIONAL NET RESERVE AND PREMIUM SEASONING") dated
                   November 23, 2005.

        99.2 Press Release ("XL CAPITAL LTD COMMENTS ON INDEPENDENT ACTUARY'S DRAFT REPORT REGARDING WINTERTHUR INTERNATIONAL AND ON PLANNED CAPITAL INITIATIVES") dated November 25, 2005.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 28, 2005

                              XL CAPITAL LTD
                               (Registrant)



                              By:  /s/ Fiona Luck
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                                   Name:   Fiona Luck
                                   Title:  Executive Vice President,
                                           Global Head of Corporate Services &
                                           Assistant Secretary